Advisors Disciplined Trust 1352

                          Supplement to the Prospectus

     Notwithstanding anything to the contrary in the prospectus, the trust's portfolio will no longer include shares of Salix Pharmaceuticals, Ltd (NASDAQ: SLXP).



     Supplement Dated:  April 2, 2015














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